                                                                    EXHIBIT 10.6


                   SECURITY AND COLLATERAL AGENCY AGREEMENT
                   ----------------------------------------

     THIS SECURITY AND COLLATERAL AGENCY AGREEMENT (the "Security Agreement") is made and dated as of the 30th day of May, 1995 by and among CWM MORTGAGE HOLDINGS, INC., a Delaware corporation ("CWM"), INDEPENDENT NATIONAL MORTGAGE CORPORATION, a Delaware corporation ("INMC"), INDEPENDENT LENDING CORPORATION, a Delaware corporation ("ILC" and, together with CWM and INMC, the "Companies"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association ("FUNB"), acting in its capacity as administrative agent for the lenders from time to time participating in the Facility II Agreement (as defined below) (in such capacity, the "Facility II Administrative Agent"), and in its capacity as administrative agent for the lenders from time to time participating in the Facility I Agreement (as defined below) (in such capacity, the "Facility I Administrative Agent" and for convenience, FUNB, acting in either capacity, is sometimes referred to herein as the "Administrative Agent") (the Facility II Administrative Agent and the Facility I Administrative Agent being collectively referred to herein as the "Administrative Agent"), and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., a national banking association ("BT"), acting in its capacity as collateral agent for the Administrative Agent (in such capacity, the "Collateral Agent").

                                   RECITALS
                                   --------


     A. Pursuant to that certain Facility II Credit Agreement of even date herewith among the Companies, the lenders party thereto (the "Facility II Lenders"), the Facility II Administrative Agent (as same may be amended, extended or replaced from time to time, the "Facility II Agreement"), the Facility II Lenders have agreed to extend credit to the Companies on the terms and subject to the conditions set forth therein.

     B. Pursuant to that certain Facility I Credit Agreement of even date herewith among the Companies, the lenders party thereto (the "Facility I Lenders"), and the Facility I Administrative Agent (as same may be amended, extended or replaced from time to time, the "Facility I Agreement"), the Facility I Lenders have agreed to extend credit to the Companies on the terms and subject to the conditions set forth therein.

     C. The Collateral Agent and the Administrative Agent have entered into that certain Custodial and Intercreditor Agreement dated as of May 23, 1995 among the Companies, Merrill Lynch Mortgage Capital Inc., Merrill Lynch Credit Corporation, Lehman

Commercial Paper Inc., Nomura Asset Capital Corporation, the Collateral Agent, the Administrative Agent and other lenders (as the same may be amended, extended or replaced from time to time, the "Custodial Agreement") pursuant to which the A/B Collateral (as defined herein) and Proceeds under this Security Agreement shall be held, administered and allocated.

     D. As a condition precedent to the effectiveness of the Facility II Agreement and the Facility I Agreement, the Companies are required to execute and deliver to the Collateral Agent and the Administrative Agent this Security Agreement.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT
                                   ---------

     1.   Defined Terms.  All capitalized terms used and not otherwise defined
          -------------
herein shall have the same meanings given to such term in the Facility II Agreement, except that (i) for purposes hereof, the phrase "Required Documents" refers to the documents listed on Exhibit 2 attached hereto and (ii) any
                                  ---------
capitalized term used and not defined herein which appears in both the Facility II Agreement and the Facility I Agreement shall refer to in this Security Agreement, collectively, both the meaning given to such term in the Facility II
                         ----
Agreement and the meaning given to such term in the Facility I Agreement (for example, the term "Credit Documents" as used herein shall mean, collectively, the "Credit Documents" as defined in the Facility II Agreement and the "Credit Documents" as defined in the Facility I Agreement). In case of an irresolvable conflict between the provisions of the Facility II Agreement and the Facility I Agreement, the Facility II Agreement shall govern for the purposes hereof.

     2.   Appointment of Administrative Agent; Appointment of Collateral Agent.
          --------------------------------------------------------------------

     (a) By executing and delivering the Facility II Agreement or otherwise becoming a "Lender" thereunder, each Facility II Lender has appointed the Administrative Agent to act as secured party, agent, bailee and custodian for the exclusive benefit of the Facility II Lenders, with respect to the Collateral (as defined below). By executing and delivering the Facility I Agreement or otherwise becoming a "Lender" thereunder, each Facility I Lender has appointed the Administrative Agent to act as secured party, agent, bailee and custodian for the exclusive benefit of the

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Facility I Lenders, with respect to the A/B Collateral (as defined below). The
Administrative Agent hereby accepts such appointment and agrees to maintain and hold all Collateral at any time delivered to it as secured party, agent, bailee and custodian for the exclusive benefit of Lenders. The Administrative Agent is acting and will act with respect to the Collateral for the exclusive benefit of Lenders and is not, and shall not at any time in the future be, subject with respect to the Collateral, in any manner or to any extent, to the direction or control of the Companies except as expressly permitted hereunder and under the other Credit Documents. The Administrative Agent agrees to act in accordance with this Security Agreement and the other Credit Documents and in accordance with any written instructions properly delivered pursuant hereto. Under no circumstances shall the Administrative Agent deliver possession of Collateral to the Companies except in accordance with the express terms of this Security Agreement or the Custodial Agreement.

     (b) The Administrative Agent hereby appoints the Collateral Agent to act as agent, bailee and custodian for the exclusive benefit of the Administrative Agent, with respect to that portion of the A/B Collateral and the DEF Collateral (as defined below) described in Paragraphs 5(a)(i), 5(a)(viii), 5(b)(i), 5(b)(ii), 5(b)(iii), and 5(b)(vii) below, and the products and Proceeds thereof, to the extent such Collateral is received by or maintained by the Collateral Agent (the "BT Collateral"). The Collateral Agent hereby accepts such appointment and agrees to maintain and hold all such BT Collateral at any time delivered to it as agent, bailee and custodian for the exclusive benefit of the Administrative Agent. The Collateral Agent is acting and will act with respect to the BT Collateral for the exclusive benefit of the Administrative Agent and is not, and shall not at any time in the future be, subject with respect to the BT Collateral, in any manner or to any extent, to the direction or control of the Companies except as expressly permitted hereunder or under the Custodial Agreement or as directed by the Administrative Agent. The Collateral Agent agrees to act in accordance with this Security Agreement and the Custodial Agreement and in accordance with any written instructions of the Administrative Agent properly delivered pursuant hereto (provided, however, that in the event
                                          --------  -------
of any conflict between the terms of this Security Agreement and the terms of the Custodial Agreement, the terms of this Security Agreement shall control). Under no circumstances shall the Collateral Agent deliver possession of BT Collateral to the Companies except in accordance with the express terms of this Security Agreement or the Custodial Agreement.

     4.   Delivery of Collateral; Periodic Reports.
          ----------------------------------------

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     (a)  The Companies shall deliver BT Collateral (which is of a type which is capable to be delivered), or cause BT Collateral (which is of a type which is capable to be delivered) to be delivered, to the Collateral Agent hereunder
(and, in the case of BT Collateral which is A/B Collateral, under the terms of the Custodial Agreement), and shall deliver all other Collateral (collectively, the "Non-BT Collateral"), or cause Non-BT Collateral (which is of a type which is capable to be delivered) to be delivered, to the Administrative Agent hereunder. Delivery of Collateral (as hereinafter defined) delivered to the Collateral Agent or the Administrative Agent in connection with the making of any Loan shall be effected by delivery of the Required Documents listed on

Exhibit 2 hereto evidencing or relating to such Collateral for such type of Loan
---------
(provided, however, that such Required Documents shall not be required to be
 --------  -------
delivered with respect to any "Wet Mortgage Loan," as defined in Section 3.3 of the Custodial Agreement, which is submitted for inclusion in the Tranche A Borrowing Base, until the expiration of the time period set forth therein), together with a Mortgage Loan Schedule with respect to each Mortgage Loan (including, without limitation, "Wet Mortgage Loans") submitted for inclusion in the Tranche A Borrowing Base or the Tranche B Borrowing Base, as more fully set forth in Paragraph 6 below, by 6:00 a.m. (California time) on the Business Day on which such Loan is being requested. The responsibility of the Collateral Agent to review the BT Collateral relating to A/B Collateral shall be in accordance with the provisions set forth in the Custodial Agreement for review of A/B Collateral, and the responsibility of the Collateral Agent to review the BT Collateral relating to DEF Collateral is limited to the review steps described on Exhibit 1A hereto, said review of all BT Collateral delivered by
             ----------
6:00 a.m. on any Business Day to be completed by 11:00 a.m. (California time) on such Business Day. The responsibility of the Administrative Agent to review Other Collateral is limited to the review steps described on Exhibit 1B hereto,
                                                             ----------
said review of Collateral delivered on any Business Day to be completed before the opening of business of the Administrative Agent on the next succeeding Business Day. All Required Documents at any time delivered to the Collateral Agent hereunder shall be held and maintained in accordance with the methods set forth in the Custodial Agreement for maintenance of A/B Collateral regardless of whether such Required Documents relate to A/B Collateral or to DEF Collateral. All Required Documents at any time delivered to the Administrative Agent hereunder shall be held by the Administrative Agent in a fire resistant vault, drawer or other suitable depositary maintained and controlled solely by the Administrative Agent, conspicuously marked to show the respective interests of the Facility II Lenders therein and not commingled with any other assets or property of, or held by, the Administrative Agent.

     (b) The Companies shall also deliver on computer readable media to the Collateral Agent, no later than the third Business Day of each month, (i) a Mortgage Loan Schedule (in the form of Exhibit 3A attached hereto) with respect
                                       ----------
to each Mortgage Loan held by the Collateral Agent for inclusion in the Tranche A Borrowing Base or the Tranche B Borrowing Base as of the last day of the preceding month, such Mortgage Loan Schedule to set forth, with respect to each Mortgage Loan so held, the loan number, the unpaid principal balance thereof as of the last day of the preceding month, the "paid-to date" of the Mortgage Loan, and whether a Mortgage Loan is a Construction-to-Permanent Loan; (ii) a DEF Schedule (in the form of Exhibit 3B attached hereto) with respect to each
                         ----------
Construction Loan, Servicing Loan or Foreclosure/Repurchase Loan held by the Collateral Agent for inclusion in the Tranche D Borrowing Base, the Tranche E Borrowing Base or the Tranche F Borrowing Base, as applicable, as of the last day of the preceding month, such schedule to set forth with respect to each such loan the obligor's name, the unpaid principal balance thereof as of the last day of the preceding month, and the "paid-to date" thereof; (iii) such other information which is necessary to calculate the Collateral Value of any Borrowing Base. The Collateral Agent will promptly provide a written copy of each such item.

     (c) The Administrative Agent shall deliver to the Collateral Agent, simultaneously with the delivery by the Companies to the Collateral Agent of Required Documents with respect to any Eligible A/B Mortgage Loan, Construction Loan, Servicing Loan or Foreclosure/Repurchase Loan which does not conform to the requirements therefor contained in the Facility II Agreement but which is intended to be included in the Tranche A Borrowing Base, the Tranche B Borrowing Base, the Tranche D Borrowing Base, the Tranche E Borrowing Base or the Tranche F Borrowing Base, as applicable, a waiver in the form of Exhibit 4 attached
                                                         ---------
hereto indicating that the Administrative Agent has waived such nonconformity and consents to the inclusion of such Collateral in the applicable Borrowing Base.

     5.   Grant of Security Interest.  The Companies hereby pledge, assign and
          --------------------------
grant to the Administrative Agent (i) for the pro rata, pari passu benefit of the Lenders, a security interest in the property described in Paragraph 5(a) below (collectively and severally, the "A/B Collateral"), to secure payment and performance of the Obligations, (ii) for the pro rata, pari passu benefit of the Facility II Lenders, a security interest in the property described in Paragraph 5(b) below (collectively and severally, the "DEF Collateral"), to secure payment and performance of the

Obligations, and (iii) for the pro rata, pari passu benefit of the Facility II Lenders, a security interest in the property described in Paragraph 5(c) below (collectively and severally, the "Other Collateral"), to secure payment and performance of the Obligations. The A/B Collateral, the DEF Collateral and the Other Collateral may be hereinafter referred to collectively from time to time as the "Collateral."

     6.   Collateral.
          ----------

     (a) The A/B Collateral shall consist of all now existing and hereafter arising right, title and interest of the Companies in, under and to each of the following:

          (i) All Mortgage Loans (including, without limitation, all Eligible A/B Mortgage Loans but not including Construction Loans or any Mortgage Loans
                       ---
securing Foreclosure/Repurchase Loans) now owned or hereafter acquired or originated by the Companies or any of them and delivered to the Collateral Agent or otherwise identified as A/B Collateral, in each case until the release thereof as provided in Paragraph 5 of the Custodial Agreement or in Paragraphs 8 and 25 hereof, including, without limitation, the promissory notes or other instruments or agreements evidencing the indebtedness of Obligors thereon, all mortgages, deeds to secure debt, trust deeds and security agreements related thereto, all rights to payment thereunder, all rights in the Properties securing payment of the indebtedness of the Obligors thereon, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, fire and extended coverage insurance policies (including the right to any return premiums) and FHA insurance and VA guaranties, and all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

          (ii) All Mortgage-Backed Securities secured or otherwise supported by those Mortgage Loans described in subparagraph (a)(i) above (collectively, "Warehouse-Related MBS's") now owned or hereafter acquired by the Companies or any of them, all right to the payment of monies and non-cash distributions on account thereof and all new, substituted and additional securities at any time issued with respect thereto;

          (iii) All rights of the Companies or any of them (but not the obligations relating thereto) under all Take-Out Commitments or Hedging Arrangements, now existing or hereafter arising, covering any part of the foregoing A/B Collateral, all rights to deliver those Mortgage Loans described in subparagraph (a)(i) above and those Warehouse-Related MBS's described in subparagraph (a)(ii) above to permanent investors and other purchasers pursuant thereto and all proceeds resulting from the disposition of such A/B Collateral pursuant thereto;

          (iv) All now existing and hereafter arising rights to service, administer and collect Mortgage Loans and Warehouse-Related MBS's included in the computation of the Collateral Value of the Tranche A Borrowing Base or the Collateral Value of the Tranche B Borrowing Base on the date of determination (it being acknowledged and agreed that prior to the occurrence of an Event of Default and acceleration of the Obligations, the security interest in such servicing rights granted hereunder shall be automatically terminated without need for further action upon the sale, transfer or other disposition of the related Mortgage Loan or Warehouse-Related MBS, or removal of such Mortgage Loan or Warehouse-Related MBS from the Tranche A Borrowing Base and the Tranche B Borrowing Base, each in accordance with the provisions of the Credit Documents), and all rights to the payment of money on account of such servicing, administration and collection activities;

          (v) All now existing and hereafter arising accounts, contract rights and general intangibles constituting or relating to any of the foregoing A/B Collateral;

          (vi) All now existing and hereafter acquired files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of the Companies or any of them relating to the foregoing A/B Collateral (including all information, records, data, programs, tapes, discs, and cards necessary or helpful in the administration or servicing of the foregoing A/B Collateral);

          (vii) The Funding Account, and any and all funds at any time held in such account;

          (viii) The Financial Institution Settlement Account (as defined in the Custodial Agreement) established for the benefit of the Administrative Agent, and the Administrative Agent's pro rata share of the Joint Settlement Account (as defined in the Custodial Agreement), and any and all funds at any time held in any such accounts; and

          (ix) All products and Proceeds of the foregoing A/B Collateral arising prior to the release of such Collateral pursuant to Paragraph 5 of the Custodial A greement or in Paragraphs 8 and 25 hereof.

     (b) The DEF Collateral shall consist of all now existing and hereafter arising right, title and interest of the Companies in, under and to each of the following:

          (i) All Construction Loans and all Mortgage Loans securing Foreclosure/Repurchase Loans now owned or hereafter acquired or originated by the Companies or any of them and delivered to the Collateral Agent or otherwise identified as DEF Collateral, in each case until the release thereof as provided in Paragraphs 8 and 25 hereof, including, without limitation, the promissory notes or other instruments or agreements evidencing the indebtedness of obligors thereon, all mortgages, deeds to secure debt, trust deeds and security agreements related thereto, all rights to payment thereunder, all rights in the real property securing payment of the indebtedness of the Obligors thereon, all rights under documents related thereto, such as guaranties and insurance policies (issued by governmental agencies or otherwise), including, without limitation, mortgage and title insurance policies, fire and extended coverage insurance policies (including the right to any return premiums) and FHA insurance and VA guaranties, and all rights in cash deposits consisting of impounds, insurance premiums or other funds held on account thereof;

          (ii) All Servicing Loans originated (now or hereafter) by the Companies or any of them and delivered to the Collateral Agent or otherwise identified as DEF Collateral, in each case until the release thereof as provided in Paragraphs 8 and 25 hereof, including, without limitation, the promissory notes or other instruments or agreements evidencing the indebtedness of the applicable sub-borrowers thereon, all security agreements related thereto, all rights of the Companies to payment thereunder, all rights in the servicing contracts securing payment of the indebtedness of the applicable sub-borrowers thereon (including without limitation all rights to service, administer or collect Mortgage Loans, including pools of Mortgage Loans underlying Mortgage-Backed Securities, thereunder, all rights to the payment of monies thereunder on account of servicing, administration or collection activities thereunder, on account of the termination thereof, and as reimbursement for costs and expenses incurred and advances made by the applicable sub-borrowers on account of obligations of the Obligors under the Mortgage Loans serviced thereunder), and all rights under guaranties, indemnifications or other documents, instruments or agreements providing collateral security or credit support for the obligations of the investors under such servicing contracts to make payments with respect thereto;

          (iii) All Foreclosure/Repurchase Loans originated (now or hereafter) by the Companies or any of them and delivered to the

Collateral Agent or otherwise identified as DEF Collateral, in each case until the release thereof as provided in Paragraphs 8 and 25 hereof, including, without limitation, the promissory notes or other instruments or agreements evidencing the indebtedness of the applicable sub-borrowers thereon, all security agreements related thereto, all rights to payment thereunder, all rights in the instruments, documents, agreements or underlying property securing payment of the indebtedness of the applicable sub-borrowers thereon, all rights under documents related thereto, such as guaranties and insurance policies, and all rights in cash deposits or other funds held on account thereof;

          (iv) All now existing and hereafter arising accounts, contract rights and general intangibles constituting or relating to any of the foregoing DEF Collateral;

          (v) All now existing and hereafter acquired files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of the Companies or any of them relating to the foregoing DEF Collateral (including all information, records, data, programs, tapes, discs, and cards necessary or helpful in the administration or servicing of the foregoing DEF Collateral;

          (vi) The Funding Account and any and all funds at any time held in such account;

          (vii) All products and Proceeds of the foregoing DEF Collateral arising prior to the release of such Collateral pursuant to Paragraphs 8 and 25 hereof.

     (c) The Other Collateral shall consist of all now existing and hereafter arising right, title and interest of the Companies in, under and to each of the following:


          (i)  All Servicing Contracts and Master Servicing Contracts listed on

Schedule 1 hereto (as such Schedule 1 may be amended, modified, or replaced from
----------                 ----------
time to time), including, without limitation, all now existing and hereafter arising rights to service, administer or collect Mortgage Loans, including pools of Mortgage Loans underlying Mortgage-Based Securities, thereunder, in each case until the release thereof as provided in Paragraphs 8 and 25 hereof;

          (ii) All now existing and hereafter arising right to the payment of monies under the Servicing Contracts and Master Servicing Contracts listed on

Schedule 1 hereto (as such Schedule 1 may be amended, modified, or replaced from
----------                 ----------
time to time), on
account of servicing, administration or collection activities thereunder, on account of the termination of any such Servicing Contract or Master Servicing Contract and as reimbursement for costs and expenses incurred and advances made by the Companies or any of them on account of obligations of the Obligors under said Mortgage Loans;

          (iii) All now existing and hereafter arising rights under guaranties, indemnifications and other documents, instruments and agreements providing collateral security or credit support for the obligations of the investors or MBS Fiduciaries to make the payments referred to in subparagraph
(ii) above;

          (iv) All now existing and hereafter arising accounts, contract rights and general intangibles constituting or relating to any of the foregoing Other Collateral;

          (v) All now existing and hereafter acquired files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other books, records, information and data of the Companies or any of them relating to the foregoing Other Collateral (including all information, records, data, programs, tapes, discs, and cards necessary or helpful in the administration or servicing of the foregoing Other Collateral or in providing servicing as required under the Servicing Contracts, the Master Servicing Contracts or any other servicing contract described above);

          (vi) The Funding Account and any and all funds at any time held in such account; and

          (vii) All products and Proceeds of the foregoing Other Collateral arising prior to the release of such Collateral pursuant to Paragraphs 8 and 25 hereof.

          In connection with any of the items listed in Paragraphs 5(a), 5(b) or 5(c) above which are delivered to or held by the Collateral Agent or the Administrative Agent, each of the Collateral Agent and the Administrative Agent agrees that it will hold and use, and will cause any agents and attorneys-in-fact appointed by it pursuant to the terms hereof to hold and use, such items in accordance with all applicable laws relating to the financial privacy of the obligors thereon.

     6.   Review of Collateral.
          --------------------

     (a) Each delivery of Required Documents relating to A/B Collateral to the Collateral Agent shall be accompanied by a schedule prepared on computer-readable media containing the information set forth on Exhibit 3A (the "Mortgage Loan Schedule"). Each
                         ----------
delivery of Required Documents relating to DEF Collateral to the Collateral Agent shall be accompanied by a schedule prepared on computer-readable media containing the information set forth on Exhibit 3B (the "DEF Schedule").
                                        ----------

     (b) Upon any receipt of Required Documents related to BT Collateral which is A/B Collateral with respect to any Loan requested by the Companies, the Collateral Agent shall conduct such review of the same as may be required under and pursuant to the terms of the Custodial Agreement. The obligations of the Collateral Agent with respect to any non-conforming Required Documents delivered in connection with any BT Collateral which is A/B Collateral shall be as set forth in the Custodial Agreement. In the event that the Companies had been requested to deliver to the Administrative Agent the Additional Required Documents related to A/B Collateral with respect to any Loan requested by the Companies, the Administrative Agent shall conduct such review of the same as it may deem appropriate. The Collateral Agent shall not be required to make any independent examination of any BT Collateral which is A/B Collateral beyond the review specifically required herein. Specifically, the Collateral Agent shall make no representations as to: (i) The validity, genuineness, legality or enforceability of any of the BT Collateral which is A/B Collateral delivered to it, or (ii) the collectability, insurability, effectiveness or suitability of any such BT Collateral which is A/B Collateral.

     (c) Upon any receipt of Required Documents and related DEF Schedule related to BT Collateral which is DEF Collateral with respect to any Loan requested by the Companies, the Collateral Agent shall review the same and verify that:

          (i) All Required Documents relating to such items of BT Collateral which is DEF Collateral as set forth in the related DEF Schedule appear regular on their face and are in the possession of the Collateral Agent; and

          (ii)  The statements set forth on Exhibit 1A hereto are accurate and
                                           ----------
complete in all respects.

In the event that the Companies had been requested to deliver to the Administrative Agent the Additional Required Documents related to DEF Collateral with respect to any Loan requested by the Companies, the Administrative Agent shall conduct such review of the same as it may deem appropriate. The Collateral Agent shall not be required to make any independent examination of any DEF Collateral beyond the review specifically required herein.
Specifically, the Collateral Agent shall make no representations as to: (i) The validity, genuineness, legality or enforceability of any of the DEF Collateral delivered to it, or (ii) the collectability, insurability, effectiveness or suitability of any such DEF Collateral.

Such verification of the Required Documents delivered in connection with BT Collateral which is DEF Collateral delivered during any period covered by a Borrowing Base Schedule shall be set forth in such schedule. If the Collateral Agent notes any exception in the review described in this subparagraph (c), the Collateral Agent shall prepare a report noting same (a "DEF Exception Report") and deliver it to the Administrative Agent and the Companies as soon as possible but in no event later than simultaneously with the delivery of its next Borrowing Base Schedule. The Construction Loans, Servicing Loans or Foreclosure/Repurchase Loans on the DEF Exception Report shall not be included in the Tranche D Borrowing Base, the Tranche E Borrowing Base or the Tranche F Borrowing Base, as applicable, or on the Borrowing Base Schedule.

     (d) Upon any receipt of Required Documents related to Other Collateral with respect to any Loan requested by the Companies, the Administrative Agent shall review the same and verify that:


          (viii) All Required Documents relating to such item of Other Collateral appear regular on their face and are in the possession of the Administrative Agent; and

          (ix)  The statements set forth on Exhibit 1B hereto are accurate and
                                            ----------
complete in all respects.

Such verification for Other Collateral delivered during any period covered by a collateral report referred to in Paragraph 7 below shall be set forth in such report. If the Administrative Agent notes any exception in the review described in subparagraph (i) or (ii) above or questions, in its reasonable discretion, the genuineness, regularity, propriety, or accuracy of any item of Other Collateral, the Administrative Agent shall so note in its next collateral report delivered to Facility II Lenders. In the event that the Companies had been requested to deliver the Additional Required Documents related to Other Collateral with respect to any Loan requested by the Companies, the Administrative Agent shall review and verify such Additional Required Documents consistent with the obligations set forth above.

     7.   Collateral Value Determination; Determination Assumptions.
          ----------------------------------------------------------

          (d) No later than 11:00 a.m. (California time) on each Business Day, the Collateral Agent shall compute, in accordance with Exhibit F of the Agreement, (i) the Collateral Value of the Tranche A Borrowing Base (including, without limitation, "Wet Mortgage Loans" as defined in the Custodial Agreement) and the Collateral Value of the Tranche B Borrowing Base (an "A/B Collateral Value Determination"), and (ii) the Collateral Value of the Tranche D Borrowing Base, the Collateral Value of the Tranche E Borrowing Base and the Collateral Value of the Tranche F Borrowing Base (a "DEF Collateral Value Determination") by completing the Borrowing Base Schedule as of 6:00 a.m. (California time) on the same Business Day and notify the Administrative Agent and the Companies thereof via facsimile. Such computations shall be made without reduction for uncleared drafts relating to Mortgage Loans. The Companies shall certify as to the accuracy of such determinations and shall return such determinations after completing the information regarding uncleared drafts, with such certification attached, to the Collateral Agent and the Administrative Agent via facsimile no later than 11:00 a.m. (California time) on each such Business Day.

          (e) No later than 11:00 a.m. (California time) on each Business Day, the Collateral Agent shall prepare and deliver to the Companies and the Administrative Agent via facsimile a schedule showing (i) the composition of the Tranche A Borrowing Base, on a per-Eligible A/B Mortgage Loan basis (including, without limitation, Wet Mortgage Loans), (ii) the composition of the Tranche B Borrowing Base, on a per-Eligible A/B Mortgage Loan basis, (iii) the composition of the Tranche D Borrowing Base, (iv) the composition of the Tranche E Borrowing Base, and (v) the composition of the Tranche F Borrowing Base, all as of 6:00 a.m. (California time) on the same Business Day. Such computations shall be made without reduction for uncleared drafts relating to Mortgage Loans.

          (c) No later than 8:00 a.m. (Charlotte, North Carolina time) on the third Business Day of each month, the Administrative Agent shall compute, in accordance with Exhibit F of the Agreement, the Collateral Value of the Tranche C Borrowing Base (an "Other Collateral Value Determination") as of 5:00 p.m. (California time) on the last Business Day of the preceding month and notify the Companies thereof.

          (d) No later than 8:00 a.m. (Charlotte, North Carolina time) on the third Business Day of each month, the Administrative Agent shall prepare and deliver to the Companies via facsimile a schedule showing the composition of the Tranche C Borrowing Base, as of 5:00 p.m. (California time) on the last Business Day of the preceding month. The Companies shall certify as to the accuracy of such schedule and shall return such schedule, with such certification attached, to the Administrative Agent via facsimile no later than 11:00 a.m. (Charlotte, North Carolina time) on the same Business Day such schedule is delivered to the Companies.

          (e) In making any collateral value determination or other calculation involving determination of the Collateral Value of any Borrowing Base, the Collateral Agent shall be permitted to rely, on information supplied by the Companies to the Collateral Agent on the Mortgage Loan Schedule or DEF Schedule, or the information described in Paragraph 3(b) hereof, most recently received by the Collateral Agent with respect to such loan, without independent investigation of the correctness thereof.

     8.   Handling of Collateral; Release of Security Interest.
          ----------------------------------------------------

          (f) Prior to the occurrence of an Event of Default, from time to time until otherwise notified by the Administrative Agent in writing (which may be via facsimile with telephonic confirmation), the Collateral Agent is hereby authorized to release documentation relating to Eligible A/B Mortgage Loans to the Companies pursuant to the terms and provisions set forth in Section 5.1 of the Custodial Agreement. The Companies hereby agree that any request by the Companies for release of A/B Collateral under this subparagraph (a) shall be in the form of Exhibit D-1 to the Custodial Agreement and shall be in compliance with all terms and conditions of such release set forth herein and in Section
5.1 of the Custodial Agreement.

          (g) Prior to the occurrence of an Event of Default, and subject to the provisions of Paragraphs 8(c) and 8(d) below, upon written request of the Companies to the Administrative Agent, the Administrative Agent is hereby authorized, and does hereby agree to release free and clear of the security interest granted to the Administrative Agent hereunder, and Administrative Agent will direct the Collateral Agent and the Collateral Agent will release the documentation relating to A/B Collateral and DEF Collateral, and the Administrative Agent will release free and clear of the security interest granted to the Administrative Agent, the Other Collateral to the Companies or as directed by the Companies so long as after such release (i) the Collateral Value of the Tranche A Borrowing Base relating to Mortgage Loans in which the Administrative Agent retains a security interest hereunder equals or exceeds the aggregate outstanding principal balance of the Tranche A Loans, (ii) the Collateral Value of the Tranche B Borrowing Base relating to Mortgage Loans in which the Administrative Agent retains a security interest hereunder equals or exceeds the aggregate outstanding principal balance of the Tranche B Loans,
(iii) the Collateral Value of the Tranche C Borrowing Base relating to Assigned Servicing Rights in which the Administrative Agent retains a security interest hereunder equals or exceeds the aggregate outstanding principal balance of the Tranche C Loans, (iv) the Collateral Value of the Tranche D Borrowing Base relating to Construction Loans in which the Administrative Agent retains a security interest hereunder equals or exceeds the aggregate outstanding principal balance of the Tranche D Loans,
(v) the Collateral Value of the Tranche E Borrowing Base relating to Servicing Loans in which the Administrative Agent retains a security interest hereunder equals or exceeds the aggregate outstanding principal balance of the Tranche E Loans, and (vi) the Collateral Value of the Tranche F Borrowing Base relating to Foreclosure/Repurchase Loans in which the Administrative Agent retains a security interest hereunder equals or exceeds the aggregate outstanding principal balance of the Tranche F Loans. Any such request for release made to the Collateral Agent with respect to A/B Collateral shall be made pursuant to Exhibit D-1 or D-2, as applicable, of the Custodial Agreement. Upon receipt of a request for such a release made to the Collateral Agent for A/B Collateral, the Collateral Agent will forward a copy to the Administrative Agent and the Administrative Agent will, no later than the next Business Day, verify and approve in writing the aggregate outstanding principal balance of the Loans for purposes of making the foregoing computation and shall authorize the release of such A/B Collateral. Any request for release of DEF Collateral will be sent directly to the Administrative Agent and the Administrative Agent, after verification of the applicable Loan balances, will authorize, in writing, the Collateral Agent to release the DEF Collateral if the requirements of this Paragraph 8(b) are met; provided, that the Collateral Agent shall not release
                        --------
such A/B Collateral or DEF Collateral without the express authorization of the Administrative Agent. The Collateral Agent agrees to transmit all Collateral released pursuant to this Paragraph 8(b) as directed by the Companies at the Companies' expense, and, upon request by the Companies, to endorse any related notes (without recourse) and to execute assignments of any related mortgages or deeds of trust (including, without limitation, mortgages or deeds of trust relating to Construction Loans) and other instruments of transfer or release as the Companies shall reasonably request.

          (h) (i) Subject to the provisions of Paragraph 8(d) below, the Administrative Agent shall, no later than ten (10) Business Days following receipt of the written request therefor by the Companies, release from the security interest created hereby specifically identified portions of Other Collateral consisting of rights under Servicing Contracts or Master Servicing Contracts in connection with the sale of such rights, said release of lien to be evidenced by the execution and delivery by the Administrative Agent to the Companies, at no cost or expense to the Collateral Agent, the Administrative Agent or any Facility II Lender, of an appropriate form of UCC financing statement release and such other documents as the Companies may reasonably request (the "Tranche C Release Documents"); provided, however, that (A) at the date of receipt from the Companies of a release request hereunder and at the date of delivery by the Administrative Agent to the Companies of the Tranche C Release Documents relating thereto (and both before and after giving effect to the requested release) there shall not exist an Event of Default or Potential Default, and (B) the aggregate outstanding principal balance of Tranche C Loans will not exceed the Collateral Value of the Tranche C Borrowing Base.

          (ii) Subject to the provisions of Paragraph 8(d) below, the Administrative Agent shall, no later than ten (10) Business Days following receipt of the written request therefor by the Companies, release from the security interest created hereby specifically identified portions of DEF Collateral consisting of rights under those servicing contracts securing Servicing Loans, in connection with the sale of such rights, said release of lien to be evidenced by the execution and delivery by the Administrative Agent to the Companies, at no cost or expense to the Administrative Agent or any Facility II Lender, of an appropriate form of UCC financing statement release and such other documents as the Companies may reasonably request (such forms to be prepared by the Companies or the Administrative Agent) (the "Tranche E Release Documents"); provided, however, that (A) at the date of receipt from the Companies of a release request hereunder and at the date of delivery by the Administrative Agent to the Companies of the Tranche E Release Documents relating thereto (and both before and after giving effect to the requested release) there shall not exist an Event of Default or Potential Default, and (B) the aggregate outstanding principal balance of Tranche E Loans will not exceed the Collateral Value of the Tranche E Borrowing Base.

          (i) Except as expressly set forth herein or in the Custodial Agreement, the Collateral Agent shall not release any item of Collateral from the security interest created hereby without the prior written consent of the Administrative Agent. Except as expressly set forth herein, the Administrative Agent shall not release any item of Collateral from the security interest created hereby without the prior written consent of one hundred percent (100%) of the Lenders.

          (j) Prior to the occurrence of an Event of Default, the Collateral Agent and the Administrative Agent shall take such steps as either of them may be reasonably directed from time to time by the Companies in writing (and, in the case of directions to the Collateral Agent, which are approved by the Administrative Agent in writing) which are not inconsistent with the provisions of this Security Agreement, the Custodial Agreement and the other Credit Documents and which the Companies deem necessary to enable the

Companies to perform and comply with Take-Out Commitments or Hedging Arrangements and with other agreements for the sale or other disposition in whole or in part of Mortgage Loans.

          (k) Prior to the occurrence of an Event of Default and acceleration of the Obligations and if, but only if, such action is not inconsistent with the express provisions of this Security Agreement, the Custodial Agreement and the other Credit Documents and would not create an Event of Default or Potential Default, the Companies may, in connection with their respective residential mortgage banking businesses: originate, acquire and service Mortgage Loans; receive payments on Mortgage Loans from the Obligors thereon and impounds and fees in connection therewith; retain, use and apply fees and payments made on account of the Mortgage Loans by the Obligors thereunder; disburse from impound accounts; in the ordinary course of the Companies' business, create, use, destroy and transfer records, files and other items described in Paragraphs 5(a)(vi), 5(b)(v) or 5(c)(v) above; sell or otherwise dispose of Mortgage Loans not included in the computation of the Collateral Value of the Tranche A Borrowing Base or the Collateral Value of the Tranche B Borrowing Base, with or without servicing rights; pledge Mortgage Loans to the extent permitted under the Credit Documents; sell servicing rights; and enter into, exercise rights under, perform, modify, waive and cancel any Take-Out Commitments or Hedging Arrangements.

          (l) Following the occurrence of an Event of Default, the Collateral Agent and the Administrative Agent shall not, and shall incur no liability to the Companies or any other Person for refusing to, deliver any item of Collateral to the Companies or any other Person (other than under existing Take-Out Commitments) without the express prior written consent and at the direction of, in the case of delivery by the Collateral Agent, the Administrative Agent and, in the case of delivery by the Administrative Agent, one hundred percent (100%) of the Lenders.

          (h) All amounts payable on account of the sale or release pursuant to Paragraph 8(b) requiring payment by the Companies, of Mortgage Loans included in the Tranche A Borrowing Base or the Tranche B Borrowing Base, will be instructed to be paid directly by the purchaser or the Companies, as the case may be, to the Joint Settlement Account or to the Financial Institution Settlement Account maintained in the name of the Administrative Agent, each of which Joint Settlement Account and such Financial Institution Settlement Account shall be maintained by the Collateral Agent and shall be "no access" accounts to the Companies, the Administrative Agent and Collateral Agent except to the extent expressly permitted hereunder or under the Custodial Agreement. Pursuant to Paragraph 4 above, the Companies have granted a security interest in and lien upon the Financial Institution Settlement Account maintained in the name of the Administrative Agent, and on the Administrative Agent's pro rata share of the Joint Settlement Account, and in any and all amounts at any time held therein or pertaining thereto, to the Administrative Agent as collateral security for the Obligations. This Paragraph 8(h) shall constitute notice to the Collateral Agent of such security interest pursuant to the Uniform Commercial Code of all relevant jurisdictions and any other law or regulation requiring such notice. The Collateral Agent shall hold the Financial Institution Settlement Account maintained in the name of the Administrative Agent, and the Administrative Agent's pro rata share of the Joint Settlement Account, and all funds at any time held therein or pertaining thereto, for the benefit of the Administrative Agent with all rights of a secured party under the Uniform Commercial Code of all relevant jurisdictions. This Paragraph 8(h) shall further constitute irrevocable notice to the Collateral Agent that the accounts referred to above are "no access" accounts to the Companies, the Administrative Agent and the Collateral Agent except to the extent expressly permitted hereunder and under the Custodial Agreement. Upon written direction of the Administrative Agent, funds held in the Financial Institution Settlement Account maintained in the name of the Administrative Agent, and the Administrative Agent's pro rata share of funds held in the Joint Settlement Account, shall be disbursed by the Collateral Agent pursuant to the instructions of the Administrative Agent in accordance with the provisions of the Agreement and of the Custodial Agreement.

     9.   Reports.  The Collateral Agent shall deliver to the Administrative
          -------
Agent, from time to time, such other reports and information as the Administrative Agent may from time to time reasonably request. In preparing any such reports the Collateral Agent shall be entitled to rely, without independent investigation (other than the review steps described in the Custodial Agreement and on Exhibit 1A hereto), on information supplied to the Collateral Agent by
       ----------
the Companies. Any expense incurred by the Collateral Agent in preparing such reports shall be paid by the Companies.

     10.  No Reliance.  The Collateral Agent shall not be responsible to the
          -----------
Administrative Agent, the Companies or any Lender, and the Administrative Agent shall not be responsible to the Collateral Agent, the Companies or any Lender, for any recitals, statements, representations or warranties contained herein, in the Custodial Agreement or in any other Credit Document; or for the execution, effectiveness, genuineness, validity, enforceability, collectability, accuracy, completeness or sufficiency of this Security Agreement, the Custodial Agreement or any other Credit Document or instruments executed and delivered, or which could have been executed or delivered, in connection with this Security Agreement, the Custodial Agreement or the other Credit Documents, including, without limitation, the attachment, creation, effectiveness or perfection of the security interests granted or purported to be granted hereunder in and to the Collateral. The Collateral Agent shall be entitled to refrain from exercising any discretionary powers or actions under this Security Agreement or any other Credit Document until the Collateral Agent shall have received the prior written consent of the Administrative Agent to such action and shall have been indemnified by the Administrative Agent for the performance of such actions. The Administrative Agent shall be entitled to refrain from exercising any discretionary powers or actions under this Security Agreement, the Custodial Agreement or any other Credit Document until such Person shall have received the prior written consent of one hundred percent (100%) of the Lenders to such action.

     11.  Fees of the Collateral Agent.  The Custodian shall charge such fees
          ----------------------------
for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Companies, the payment of which fees, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the Companies.

     12.  Availability of Documents.  The Administrative Agent and Lenders and
          -------------------------
its and their agents, accountants, attorneys and auditors will be permitted during normal business hours at any time and from time to time upon reasonable advance written notice to the Companies and to the Collateral Agent (but in no event less than two (2) Business Days) to examine (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Collateral Agent or the Administrative Agent relating to any or all Collateral and to make copies thereof. Prior to the occurrence of an Event of Default, any such activity will be at the cost and expense of the Administrative Agent or Lender conducting such activity; following the occurrence of an Event of Default, all reasonable costs and expenses associated with the exercise by Administrative Agent or Lenders of their rights under this Paragraph 12 which have been reasonably incurred shall be promptly paid by the Companies upon demand of Administrative Agent or any Lender made through the Administrative Agent; provided, that if the Companies
                                              --------
shall not pay any expenses of the Collateral Agent relating to the exercise of the rights of Administrative Agent or Lenders under this Paragraph 12, the Administrative Agent or the Lenders, as applicable, shall pay such costs and expenses.

     13.  Representations and Warranties.  The Companies hereby jointly and
          ------------------------------
severally represent and warrant that:  (a) the

Companies are the sole owners of the Collateral (or, in the case of after-acquired Collateral, at the time the Companies acquire rights in the Collateral, will be the sole owners thereof); (b) except for security interests in favor of the Administrative Agent for the benefit of the Lenders hereunder, no Person (other than the investors party to the Servicing Contracts or to the servicing contracts constituting security for the Servicing Loans, and the MBS Fiduciaries party to the Master Servicing Contracts) has (or, in the case of after-acquired Collateral, at the time the Companies acquire rights therein, will have) any right, title, claim or interest (by way of lien or otherwise) in, against or to the Collateral and, in any event, the Administrative Agent has a perfected, first priority security interest therein for the benefit of the Lenders; (c) all information heretofore, herein or hereafter supplied to the Collateral Agent, to the Administrative Agent or to any Lender by or on behalf of the Companies with respect to the Collateral is or will be accurate and complete in all material respects; (d) each Mortgage Loan is, at all dates when it is submitted by the Companies for inclusion in the computation of the Collateral Value of the Tranche A Borrowing Base or the Collateral Value of the Tranche B Borrowing Base, an Eligible A/B Mortgage Loan; and (e) each Construction Loan, Servicing Loan, and Foreclosure/Repurchase Loan meets, at all dates when it is included by the Companies in the Tranche D Borrowing Base, the Tranche E Borrowing Base or the Tranche F Borrowing Base, as applicable, the respective requirements contained in the definitions of such terms as set forth in the Facility II Agreement.

     14.  Covenants of the Companies.  The Companies hereby agree: (a) to
          --------------------------
procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed necessary by the Administrative Agent to perfect, maintain and protect the security interest of the Administrative Agent hereunder in the Collateral for the benefit of the Lenders and the priority thereof and to deliver promptly to the Collateral Agent or the Administrative Agent, as applicable, all originals of Collateral or Proceeds consisting of chattel paper or instruments; (b) not to surrender or lose possession of (other than to the Collateral Agent or the Administrative Agent, as applicable), sell, encumber, or otherwise dispose of or transfer, any Collateral or right or interest therein other than shipment of Mortgage Loans and Mortgage-Backed Securities under Take-Out Commitments and as otherwise permitted under Paragraph 8 above, in the Facility II Agreement or in the Facility I Agreement; (c) at the times and in the manner expressly provided for herein and in the Custodial Agreement, to account fully for and promptly to deliver to the Collateral Agent or the Administrative Agent, as applicable, in the form received, all Required Documents and other Collateral capable of being delivered or Proceeds received, endorsed to the Collateral Agent or the Administrative Agent, as applicable, as appropriate and accompanied by such assignments and powers, duly executed, as the Administrative Agent shall reasonably request, and until so delivered all Collateral and Proceeds shall be held in trust for the Administrative Agent separate from all other property of the Companies and identified as subject to a security interest in favor of the Administrative Agent in its capacity as agent and bailee of the Lenders; (d) at any reasonable time, following reasonable advance written notice to the Companies by the Collateral Agent or the Administrative Agent, to exhibit to and allow inspection by such Person (or Persons designated by such Person) of the Collateral and the records concerning the Collateral; (e) to keep the records concerning the Collateral at the location(s) set forth in Paragraph 22 below and not to remove the records from such location(s) without the prior written consent of the Collateral Agent and the Administrative Agent which consent shall not be unreasonably withheld; (f) at the request of the Administrative Agent, to place on each of its records pertaining to the Collateral a legend, in form and content satisfactory to the Administrative Agent, indicating that a security interest in such Collateral has been granted to the Administrative Agent; (g) not to modify (other than as permitted under the Custodial Agreement or the Agreement), compromise, extend, rescind or cancel any deed of trust, mortgage, note or other document, instrument or agreement connected with any Mortgage Loan, Construction Loan, Servicing Loan or Foreclosure/Repurchase Loan pledged under this Security Agreement, or any Servicing Contract or Master Servicing Contract pledged under this Security Agreement, or any document relating thereto or connected therewith or consent to a postponement of strict compliance on the part of any party thereto with any term or provision thereof, without the consent of the Administrative Agent; (h) to keep the Collateral insured against loss, damage, theft, and other risks customarily covered by insurance, and such other risks as the Collateral Agent or the Administrative Agent may request; (i) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral; (j) not knowingly to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement or the Custodial Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (k) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances, and liens now or hereafter imposed upon or affecting any Collateral, except where covered by an adequate bond or insurance reasonably satisfactory to the Administrative Agent or where being contested in good faith by appropriate proceedings and for which provision is made to the reasonable satisfaction of the Administrative Agent for the payment thereof in the event the Companies are found by the final determination of a court of competent jurisdic-tion to be obligated to pay such taxes, assessments, insurance premiums, charges, encumbrances or liens; (l) to notify the Collateral Agent and the Administrative Agent before any such change shall occur of any change in the name, identity or structure (through merger, consolidation or otherwise) of any of the Companies; (m) to appear in and defend, at the Companies' cost and expense, any action or proceeding which may affect its title to, or the Administrative Agent's interest for the benefit of the Lenders in, the Collateral; (n) to keep accurate and complete records of the Collateral and to provide the Collateral Agent and the Administrative Agent with such records and such reports and information relating to the Collateral as the Collateral Agent or the Administrative Agent, as applicable, may request from time to time; and
(o) to comply with all terms and conditions of all Servicing Contracts and Master Servicing Contracts to which any of the Companies is a party and to comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral which if not complied with would have a material adverse effect on the business or financial condition of the Companies.

     15.  Collection of Collateral Payments.
          ----------------------------------

          (m) The Companies shall, at their sole cost and expense, endeavor to obtain payment, when due and payable, of (i) all sums due or to become due with respect to any A/B Collateral (each such payment being referred to as an "A/B Collateral Payment"), (ii) all sums due or to become due with respect to any DEF Collateral (each such payment being referred to as a "DEF Collateral Payment"), and (iii) all sums due or to become due with respect to any Other Collateral (each such payment being referred to as an "Other Collateral Payment") including, without limitation, in each case, the taking of such action with respect thereto as the Administrative Agent may reasonably request and, prior to such request, as the Companies may reasonably deem advisable; provided, however, that the Companies shall not, without the prior written consent of the Administrative Agent, grant or agree to any rebate, refund, compromise or extension with respect to any A/B Collateral Payment, DEF Collateral Payment, or Other Collateral Payment, as applicable, except as may be required by applicable laws or regulations or at the order of a Governmental Authority, or accept any prepayment on account thereof, except in accordance with the terms of the Required Documents. Upon the request of the Administrative Agent following the occurrence, and during the continuance, of an Event of Default (and subject to the requirements of applicable law), the Companies will notify and direct any party who is or might become obligated to make any A/B Collateral Payment, DEF Collateral Payment or Other Collateral Payment, to make payment thereof to the Administrative Agent (or to the Companies in care of the Administrative Agent) at such address as the Administrative Agent may designate. The Companies will reimburse the Administrative Agent and the Collateral Agent promptly upon demand for all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by either such Person in seeking to collect any A/B Collateral Payment, DEF Collateral Payment or other Collateral Payment.

          (n) If there shall occur and be continuing an Event of Default, upon the request of the Administrative Agent (which request shall be made only upon direction of the Majority Lenders) the Companies will transmit and deliver to the Administrative Agent, forthwith upon receipt and in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Administrative Agent) which may be received by the Companies any time as payment on account of any A/B Collateral Payment, DEF Collateral Payment or Other Collateral Payment and if such request shall be made, until delivery to the Administrative Agent, such items will be held in trust for the Administrative

Agent and will not be commingled by the Companies with any of their other funds or property. Thereafter, the Administrative Agent is hereby authorized and empowered to endorse the name of the Companies on any check, draft or other instrument for the payment of money received by the Administrative Agent on account of any A/B Collateral Payment, DEF Collateral Payment or other Collateral Payment if the Administrative Agent believes such endorsement is necessary or desirable for purposes of collection.

          (o) The Companies hereby agree, jointly and severally, to indemnify, defend and save harmless each of the Collateral Agent and the Administrative Agent and their respective agents, officers, employees and representatives from and against any and all claims, obligations, penalties, actions, suits, judgments, reasonable costs and disbursements, losses, liabilities and damages (including, without limitation, reasonably attorneys' fees) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by such Person in any way resulting from any action taken or omitted to be taken by the Companies relating to or arising out of the collection of A/B Collateral Payments, DEF Collateral Payments or Other Collateral Payments, and such obligation of the Companies shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Paragraph 4 above. Each of the Collateral Agent and the Administrative Agent agrees that it will promptly notify the Companies of any claim, action or suit asserted or commenced against it and that the Companies may assume the defense thereof with counsel reasonably satisfactory to the Collateral Agent and the Administrative Agent at the Companies' sole expense, that it will cooperate with the Companies on such defense, and that such Person will not settle any such claim, action or suit without the consent of the Companies; provided, however, that in the event the Collateral Agent or the
           --------  -------
Administrative Agent, as applicable, is not reasonably satisfied with such defense, such Persons may assume such defense with counsel satisfactory to such Persons at the Companies' sole expense.

     16.  Delivery of Collateral by Collateral Agent.  The Collateral Agent
          ------------------------------------------
hereby agrees that following the occurrence and during the continuance of an Event of Default, upon written notice by the Administrative Agent to the Collateral Agent (which notice shall be given only upon direction of the Majority Lenders), the Collateral Agent shall immediately deliver to the Administrative Agent all Collateral held by the Collateral Agent for the benefit of the Administrative Agent under and pursuant to the terms of this Security Agreement which is capable of being delivered, together with any endorsements, assignments or releases reasonably requested by the Administrative Agent with respect to such Collateral and copies of any electronic files which may have been maintained by the Collateral Agent with respect to such Collateral. As part of such delivery, all items, if any, (including promissory notes) endorsed to the order of the Collateral Agent will be endorsed by the Collateral Agent to the order of the Administrative Agent and, if any assignments of mortgages, deeds of trust, etc., name the Collateral Agent as assignee, then the Collateral Agent will execute, acknowledge and deliver in recordable form appropriate assignments naming the Administrative Agent as assignee of such mortgages, deeds of trust, etc.

     17.  Authorized Action by Administrative Agent.  The Companies hereby
          -----------------------------------------
irrevocably appoint the Administrative Agent as their attorney-in-fact to do (but the Administrative Agent shall not be obligated to and shall incur no liability to the Companies or any third party for failure so to do) at any time and from time to time following the occurrence and during the continuance of an Event of Default at the request and direction, given after the occurrence of an Event of Default, of the Majority Lenders (which request and direction must be in writing if so requested by the Administrative Agent), any act which the Companies are obligated by this Security Agreement to do, and to exercise such rights and powers as the Companies might exercise with respect to the Collateral, including, without limitation, the right to (i) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (ii) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (iii) insure, process and preserve the Collateral; (iv) transfer the Collateral to the Administrative Agent's own or its nominee's name; and (v) make any compromise or settlement, and take any other action it deems advisable with respect to the Collateral. Notwithstanding anything contained herein, in no event shall the Administrative Agent be required to make any presentment, demand or protest, or give any notice and the Administrative Agent need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

     18.  The Collateral Agent.
          --------------------

     (p) Appointment.  The Administrative Agent hereby appoints the Collateral
         -----------
Agent as the agent for the Administrative Agent under the Credit Documents and authorizes the Collateral Agent as agent of the Administrative Agent to take such action on its behalf under the provisions of this Security Agreement and to exercise such powers and perform such duties as are expressly delegated thereto by the terms of this Security Agreement, together with such other powers as are reasonably incidental thereto, and which the Collateral Agent is expressly directed to undertake by the Administrative Agent. The Collateral Agent shall have no duties or responsibilities except those expressly set forth herein, nor any fiduciary relationship with any Lender, and no implied covenants, responsibilities, obligations or liabilities shall be read into the Credit Documents or otherwise exist against the Collateral Agent.

     (q) Delegation of Duties.  The Collateral Agent may execute any of its
         --------------------
duties under this Security Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     (r) Exculpatory Provisions.  Neither the Collateral Agent nor any of its
         ----------------------
officers, directors, employees, agents, counsel, attorneys-in-fact or Affiliates shall be liable to any Lender or the Administrative Agent for any action taken or omitted to be taken by it or such Person under or in connection with the Credit Documents (except for its or such Person's own negligence or willful misconduct). In no event shall the Collateral Agent or any of its officers, directors, employees, agents, counsel, attorneys in-fact or Affiliates be held liable for any special, indirect, punitive or consequential damages resulting from any action taken or omitted to be taken by such Person hereunder or in connection herewith. The Collateral Agent shall be under no obligation to the Administrative Agent to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Credit Documents (other than agreements required to be complied with by the Collateral Agent thereunder and subject to the standards of care set forth therein with respect thereto) or to inspect the properties, books or records of the Companies. The Collateral Agent shall be entitled to refrain from exercising any discretionary powers or actions under this Agreement or any other Credit Document until it shall have received the prior written consent of the Administrative Agent to such action.

     (s) Reliance by Collateral Agent.  The Collateral Agent shall be entitled
         ----------------------------
to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Companies), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under the Credit Documents unless it shall first receive such advice or concurrence of the Administrative Agent or it shall first be indemnified to its satisfaction by the Administrative Agent or the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (other than liability and expense arising out of the Collateral Agent's gross negligence or willful misconduct). The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Credit Documents in accordance with a request of the Administrative Agent absent gross negligence and willful misconduct on the part of the Collateral Agent in the method in which it acts or refrains from acting in accordance therewith, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Administrative Agent.

     (t) Notice of Default; Agreement to Advance.  The Collateral Agent shall be
         ---------------------------------------
deemed to have no knowledge or notice of the occurrence of any Event of Default or Potential Default under the Credit Documents unless the Collateral Agent has received notice from the Administrative Agent or the Companies referring to the Credit Documents, describing such Event of Default or Potential Default and stating that such notice is a "notice of default". In the event that the Collateral Agent receives such a notice, the Collateral Agent shall give notice thereof to the Companies and the Administrative Agent. The Collateral Agent shall take such action with respect to such Event of Default or Potential Default as is set forth in Paragraph 16 and as shall be reasonably directed by the Administrative Agent; provided, however that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action or refrain from taking such action (in each case consistent with the provisions of the Credit Documents), with respect to such Event of Default or Potential Default, as it shall deem advisable in the best interest of the Administrative Agent.

     (u) Indemnification.  The Companies hereby agree, jointly and severally, to
         ---------------
indemnify, defend and save harmless each of the Collateral Agent and the Administrative Agent and their respective agents, officers, employees and representatives from and against any and all claims, obligations, penalties, actions, suits, judgments, reasonable costs and disbursements, losses, liabilities and damages (including, without limitation, reasonable attorneys'
fees) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by such Person in any way resulting from any action taken or omitted to be taken by the Companies relating to or arising out of this Security Agreement or any documents contemplated hereby or referred to herein or the transactions contemplated hereby, and such obligation of the Companies shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Paragraph 5 above. Each of the Collateral Agent and the Administrative Agent agrees that it will promptly notify the Companies of any claim, action or suit asserted or commenced against it and that the Companies may assume the defense thereof with counsel reasonably satisfactory to the Collateral Agent and the Administrative Agent at the Companies' sole expense, that it will cooperate with the Companies on such defense, and that such Person will not settle any such claim, action or suit without the consent of the Companies which consent will not be unreasonably withheld; provided, however,
                                                           --------  -------
that in the event the Collateral Agent or the Administrative Agent, as applicable, is not reasonably satisfied with such defense, such Persons may assume such defense with counsel satisfactory to such Persons at the Companies' sole expense. The Lenders agree to indemnify and hold harmless the Collateral Agent in its capacity as such ratably in accordance with their Percentage Shares to the extent required by the Companies hereunder if the Collateral Agent is not reimbursed by the Companies pursuant to the terms hereof and without limiting the obligation of the Companies to do so. The indemnification obligations of the Companies and Lenders under this Paragraph 18(f) shall survive termination of the Credit Documents and payment in full of the Obligations.

     (v) Collateral Agent in Its Individual Capacity.  The Collateral Agent and
         -------------------------------------------
its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Companies as though the Collateral Agent were not the Collateral Agent hereunder. With respect to such loans made or renewed by it and any note issued to it under the Credit Documents, the Collateral Agent shall have the same rights and powers under the Credit Documents as any Lender under the Credit Documents and may exercise the same as though it were not the Collateral Agent, and the terms "Lender" and "Lenders" shall include the Collateral Agent in its individual capacity.

     (w)    Successor Agents.
            ----------------

          (i) The Collateral Agent may resign as such under the Credit Documents upon sixty (60) days' prior written notice to the other parties hereto. If the Collateral Agent shall resign, then, on or before the effective date of such resignation, the Administrative Agent shall appoint a successor agent reasonably acceptable to the Companies, whereupon such successor agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term "Collateral Agent" shall mean such successor agent effective upon its appointment, and the former Collateral Agent's rights, powers and duties shall be terminated without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement or any of the other Credit Documents or successors thereto. Upon such appointment, the resigned Collateral Agent will deliver all Collateral to the successor Collateral Agent and take all other steps deemed necessary by the Administrative Agent to vest the successor Collateral Agent with all rights, titles, and powers given to the Collateral Agent hereunder. After the Collateral Agent's resignation hereunder, the provisions of this Paragraph 18(h)(i) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under the Credit Documents.

          (ii) The appointment of BT as Collateral Agent hereunder shall terminate upon the removal of BT as Custodian under the Custodial Agreement pursuant to the terms thereof. In the event that BT is removed as Custodian under the Custodial Agreement, the party appointed as BT's successor Custodian under the Custodial Agreement shall also become the Collateral Agent hereunder and shall succeed to the rights, powers and duties of the Collateral Agent, and the term "Collateral Agent" shall mean the party appointed as BT's successor Custodian under the Custodial Agreement, and BT's rights, powers and duties as Collateral Agent hereunder shall be terminated without any other or further act or deed on the part of BT or any of the parties to this Agreement or any of the other Credit Documents or successors thereto. Provided, however, that
                                               --------  -------
notwithstanding anything contained in this Paragraph 18(h)(ii) to the contrary, if BT is removed as Custodian under the Custodial Agreement, and the Administrative Agent does not approve the appointment of the party appointed as BT's successor Custodian under the Custodial Agreement as Collateral Agent hereunder, then FUNB shall become the Collateral Agent hereunder and shall succeed to the rights, powers and duties of the Collateral Agent, and the term "Collateral Agent" shall mean FUNB, and BT's rights, powers and duties as Collateral Agent hereunder shall be terminated without any other or further act or deed on the part of BT or any of the parties to this Agreement or any of the other Credit Documents or successors thereto. In the event that FUNB does become the Collateral Agent hereunder as set forth in the immediately preceding sentence, then the parties hereto agree to enter into such amendments, modifications and restatements to or of this Security Agreement, and any documents, instruments or agreements executed in connection herewith, as may be deemed necessary by the Administrative Agent regarding the handling of the A/B Collateral and the DEF Collateral and the continuation and perfection of the Administrative Agent's security interest therein for the benefit of the Lenders.

     19.  Default and Remedies.  Upon the occurrence of an Event of Default and
          --------------------
following the acceleration of the Obligations, the Administrative Agent shall at the request and direction of the Majority Lenders (which request and direction must be in writing if so requested by the Administrative Agent), without notice to or demand upon the Companies: (i) foreclose or otherwise enforce the Administrative Agent's security interest for the benefit of the Lenders in the Collateral in any manner permitted by law or provided for hereunder (to the extent permitted by law); (ii) sell or otherwise dispose of the Collateral or any part thereof at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery and without assumption of any credit risk, on such terms and in such manner as the Administrative Agent may determine; (iii) require the Companies to assemble the Collateral or books and records relating thereto and make such available to the Administrative Agent at a place to be designated by the Administrative Agent reasonably convenient to the Companies and the Administrative Agent; (iv) enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process and without a breach of the peace; (v) prior to the disposition of the Collateral, prepare it for disposition in any commercially reasonable manner and to the extent the Administrative Agent deems appropriate; and (vi) deliver the Resignation Letters to the appropriate MBS Fiduciaries or investors named therein (it being understood that such Resignation Letters shall be held in escrow by the Administrative Agent prior to the occurrence of an Event of Default and acceleration of the Obligations, and that delivery of such Resignation Letters shall occur only upon the occurrence of an Event of Default
                                ----
and following acceleration of the Obligations). Upon any sale or other disposition pursuant to this Security Agreement, the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall be allocated in the manner set forth in Paragraph 7(s)(2) of the Facility II Agreement or Paragraph 3(s)(2) of the Facility I Agreement. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Companies, and the Companies specifically waive (to the extent permitted by law) all rights of redemption, stay or appraisal which they have or may have under any rule of law or statute now existing or hereafter adopted.

     20.  Binding Upon Successors.  All rights of the Collateral Agent, the
          -----------------------
Administrative Agent, the Lenders and the Companies under this Security Agreement shall inure to the benefit of the Collateral Agent, the Administrative Agent, the Lenders and the Companies and their respective successors and assigns, and all obligations of the Companies shall bind their successors and assigns.

     21.  Entire Agreement; Severability.  This Security Agreement, together
          ------------------------------
with the Custodial Agreement, contains the entire security agreement and collateral agency agreement with respect to the Collateral among the Lenders, the Companies, the Collateral Agent and the Administrative Agent. All waivers by the Companies provided for in this Security Agreement or in the Custodial Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     22.  Choice of Law.  This Security Agreement shall be construed in
          -------------
accordance with and governed by the laws of the State of North Carolina and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Uniform Commercial Code as in effect from time to time in the State of North Carolina.

     23.  Place of Business; Records.  The Companies represent and warrant that
          --------------------------
their chief place of business is at 35 North Lake Avenue, Pasadena, California 91101 and that all books and records concerning the Collateral are kept at such chief place of business.

     24.  Notice.  Any written notice, consent or other communication provided
          ------
for in this Security Agreement shall be delivered or sent to the applicable parties at the following addresses:

          COMPANIES:

          CWM Mortgage Holdings, Inc.
          Independent National Mortgage Corporation
          Independent Lending Corporation
          35 North Lake Avenue
          Pasadena, California  91101
          Attn:  Mr. Steven E. West
          Facsimile No.: (818) 304-5899

          ADMINISTRATIVE AGENT:

          First Union National Bank of North Carolina
          One First Union Center, CORP-6, TW-19
          301 South College Street
          Charlotte, North Carolina  28288
          Attn:  Ms. Carolyn Eskridge
          Facsimile No.: (704) 374-7102

          COLLATERAL AGENT:

          Bankers Trust Company of California, N.A.
          3 Park Plaza, 16th Floor
          Irving, California  92714
          Attn:  Ms. Michelle Lambott
          Facsimile No.: (714) 440-6568


     25.  Defeasance.  If the obligations of the Lenders to advance Loans to the
          ----------
Companies shall have expired or been terminated as provided in the Facility II Agreement or the Facility I Agreement and all Obligations of the Companies secured hereby shall have been fully paid, performed, released or otherwise satisfied or discharged, the security interests created hereunder shall terminate and the Collateral Agent (upon the direction of the Administrative Agent) or the Administrative Agent, as applicable, shall promptly deliver any Collateral then held by such Person to the Companies. Each of the Collateral Agent and the Administrative Agent agrees to transmit all Collateral delivered pursuant to this Paragraph 25 as directed by the Companies at the Companies' expense, and, upon request by the Companies, to endorse the related notes (without recourse) and to execute assignments of the related mortgages or deeds of trust, UCC financing statement assignments, and other instruments of transfer or release as the Companies shall reasonably request and the Administrative Agent shall approve.

     26.  Transmission of Collateral.  Written instructions as to the method of
          --------------------------
shipment and shipper(s) the Collateral Agent and the Administrative Agent are directed to utilize in connection with the transmission of Collateral by such
Persons in the performance of their duties hereunder shall be delivered by the Administrative Agent or the Companies (the "Requesting Party") to the Collateral Agent or the Administrative Agent prior to any shipment of Collateral hereunder by the Collateral Agent or the Administrative Agent. The Requesting Party will arrange for the provision of such services at the expense of the Companies (or, at the option of the Collateral Agent or the Administrative Agent, the Companies shall reimburse such Person for all such costs and expense incurred by such Person) and such insurance against loss or damage to the Collateral as the Administrative Agent or the Companies deem appropriate. In the event the Collateral Agent or the Administrative Agent does not receive written directions as to the method of shipment and shipper(s) from the Requesting Party, each of the Collateral Agent and the Administrative Agent is hereby authorized to utilize a nationally recognized courier service. The Collateral Agent and the Administrative Agent shall be entitled to reimbursement from the Companies for all reasonable costs and expenses incurred by such Persons for utilizing such courier service.

     EXECUTED as of the day and year first above written.

                                    CWM MORTGAGE HOLDINGS, INC., a Delaware
                                    corporation

                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________

                                    INDEPENDENT NATIONAL MORTGAGE CORPORATION, a
                                    Delaware corporation

                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________

                                    INDEPENDENT LENDING CORPORA-TION, a Delaware corporation


                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________


                                    FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, as Facility II Administrative Agent and Facility I Administrative Agent


                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________

                                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A., a national banking association, as Facility II Collateral Agent and Facility I Collateral Agent

                                    By:_____________________________
                                    Name:___________________________
                                    Title:__________________________

                      SCHEDULE OF EXHIBITS AND SCHEDULES
                                      TO
                              SECURITY AGREEMENT


EXHIBIT                             DOCUMENT
-------                             --------

   1A               Required Review Steps (DEF Collateral)
   1B               Required Review Steps (Other Collateral)
   2                Required Documents
   3A               Form of Mortgage Loan Schedule (A/B Collateral)
   3B               Form of Delivery Certificate (DEF Collateral)
   4                Form of Waiver

SCHEDULE                            DOCUMENT
--------                            --------
   1                List of Servicing Contracts and Master
                    Servicing Contracts

                                                            EXHIBIT 1A
                                                            ----------
                                                            TO SECURITY
                                                            -----------
                                                            AGREEMENT
                                                            ---------


                    Required Review Steps (DEF Collateral)
                    --------------------------------------


BY THE COLLATERAL AGENT, WITH RESPECT TO ALL REQUIRED DOCUMENTS DELIVERED TOGETHER WITH A DEF SCHEDULE:


          A. Construction Loans and Mortgage Loans acquired with the proceeds of Foreclosure/Repurchase Loans:

          a. The note (including intervening endorsements, if any), the mortgage/deed of trust, the assignment(s) of the mortgage/deed of trust (including intervening assignments, if any) and the DEF Schedule are consistent as to borrower name, loan face amount and the loan number.

          b. The note and mortgage/deed of trust each bears an original signature or signatures which appear to be those of the person or persons named as the maker and mortgagor/trustor, or, in the case of a copy of the mortgage/deed of trust, certified by an Authorized Officer of the Companies or a person purporting to be an officer of a sub-borrower of the Foreclosure/Repurchase Loan, such copy bears what appears to be a reproduction of such signature or signatures.

          c. Except for (a) the endorsement(s) to the Companies or, if applicable, the sub-borrower, of the note in the event such loan was purchased or acquired by the Companies or, if applicable, a sub-borrower and (b) the endorsement in blank of the note by the Companies or, if applicable a sub-borrower, the note, the mortgage/deed of trust, and the assignment(s) of the mortgage/deed of trust appear on their face to be regular.

          d. The note is endorsed in blank and such endorsement bears an original signature of an Authorized Officer of the Companies, based on the current list of such officers supplied by the Companies or, if by a sub-borrower, such endorsement bears an original signature of a person purporting to be an officer of such sub-borrower.

          e. In the event that the loan was purchased or acquired by the Companies or a sub-borrower, each intervening endorsement from the original holder thereof through and into the Companies or a sub-borrower bears an original signature or signatures which appear to be those of the person or persons endorsing such note, and all intervening endorsements necessary to establish chain of endorsements in Companies or a sub-borrower exist.

          f. The original assignment of the mortgage/deed of trust bears an original signature of an Authorized Officer of the Companies, based on the current list of such officers supplied by the Companies or, if applicable, an original signature of a person purporting to be an officer of the sub-borrower, with the name of the assignee left blank in form and substance acceptable for recording.

          g. In the event that the loan was purchased or acquired by the Companies or a sub-borrower, each intervening assignment from the original holder thereof through and into the Companies or a sub-borrower bears an original signature or signatures which appear to be those of the person or persons assigning such mortgage or deed of trust, or, in the case of a copy of such assignment certified by an Authorized Officer of the Companies or a person purporting to be an officer of an applicable sub-borrower, such copy bears what appears to be a reproduction of such signature or signatures and all intervening assignments necessary to establish a complete chain into the Companies or sub-borrower.

          h. For Construction Loans, evidence of each advance made by the Companies which shall consist of a disbursement report certified as true and correct by an Authorized Officer of the Companies.

          B.  Tranche E and F Loans:

          a. The original note, the copy of the credit and security agreement and (for Tranche E Loans only) a copy of UCC-1 financing statements from the sub-borrower to the applicable Company (each such copy to be certified by an Authorized Officer of the applicable Company as true and complete) and the DEF Schedule are consistent as to sub-borrower's name, loan face amount and the Companies' loan number.

          b. The original note bears an original signature or signatures which appear to be those of officers of the sub-borrower named as the maker and the copy of the credit and security agreement bears what appears to be a reproduction of such signature or signatures.

          c. Except for the endorsement in blank by the Companies of the note, the original note, the copy of the credit and security agreement appear, on their face, to be regular.

          d. The description of collateral contained in the copy of the credit and security agreement and the copy of the UCC-1 financing statement are identical in all material respects. (Tranche E only)

          e. The UCC-3 assignment correctly lists the applicable Company as assignor and the Administrative Agent as assignee, bears an original signature of an Authorized Officer of the Company as assignee and correctly refers to the UCC-1 financing statement being assigned. Upon completion of this review, the UCC-3 will be sent to the Administrative Agent. (Tranche E only)

                                                            EXHIBIT 1B
                                                            ----------
                                                            TO SECURITY
                                                            -----------
                                                            AGREEMENT
                                                            ---------

                     Required  Review Steps (Other Collateral)
                     -----------------------------------------

BY THE ADMINISTRATIVE AGENT, WITH RESPECT TO ALL TRANCHE C LOANS AND REQUIRED DOCUMENTS DELIVERED:


          f. The copies of each Servicing Contract and Master Servicing Contract have been certified as being true and complete by an Authorized Officer of the applicable Company, and bears what appears to be a reproduction of signatures of Authorized Officers of the applicable Company and signatures of persons purporting to be officers of all other parties thereto.

          g. The original consent or acknowledgement bears the original signature of persons purporting to be officers of each party to the Servicing Contact or Master Servicing Contract which, according to the terms of the Servicing Contract or Master Servicing Contract are required to consent or acknowledge the assignment.

          h. The original UCC-1 financing statement (or the original UCC-3 financing statement amendment) bears an original signature of an Authorized Officer of the applicable Company as Debtor, is properly completed and the description of collateral accurately describes the servicing rights being pledged.

                                                            EXHIBIT 2
                                                            ---------
                                                            TO SECURITY
                                                            -----------
                                                            AGREEMENT
                                                            ---------


                       Schedule of Required Documents
                       ------------------------------



A. FOR A TRANCHE A LOAN OR A TRANCHE B LOAN (A/B COLLATERAL), THE FOLLOWING DOCUMENTS FOR EACH MORTGAGE LOAN BEING FUNDED THEREWITH:


     Those documents constituting (i) the "Required Loan Documents" as defined and more fully described in Section 3.2(a) of the Custodial Agreement, and (ii) the "Intervening Assignments" as defined and more fully described in Section 3.2(b) of the Custodial Agreement (such delivery to be subject to the exceptions and time limits set forth therein).

Provided, however, that with respect to any Mortgage Loan which is being funded
--------  -------
with a Tranche B Loan and which has been included in the Collateral Value of the Tranche B Borrowing Base in excess of 120 days, the Required Documents for such Mortgage Loan shall also include (i) the "Intervening Assignments" as defined and more fully described in Section 3.2(b) of the Custodial Agreement, and (ii), if request therefor has been made by the Collateral Agent, the "Supplemental Loan Documents" as defined and more fully described in Sections 3.2(c) and 3.2(d) of the Custodial Agreement, in each case subject to the exceptions contained in such Sections.


B. FOR A TRANCHE C LOAN (OTHER COLLATERAL), THE FOLLOWING DOCUMENTS IN CONNECTION THEREWITH:


     6. A copy of each Servicing Contract and Master Servicing Contract pursuant to which the Companies have acquired and continue to exercise the Assigned Servicing Rights being financed in connection therewith; and

     7. The original consent executed by the investor under each such Servicing Contract or the MBS Fiduciary under each such Master Servicing Contract acknowledging and consenting to the assignment by the Companies of the Assigned Servicing Rights under each such Servicing Contract or Master Servicing Contract to the Administrative Agent for the benefit of the Lenders (or, if such acknowledgement and consent forms are not available with respect to any Servicing Contracts, other evidence reasonably satisfactory to the

Administrative Agent that the Companies' interest in such Servicing Contract can be pledged to the Administrative Agent for the benefit of the Lenders) (for purposes of the foregoing, a consent may consist of one or more separate documents which, taken as a whole, evidence the consent of the applicable investor or MBS Fiduciary to the assignment of the Companies' interest, an agreement to appoint an entity acceptable to the Administrative Agent as a successor servicer or master servicer, and a suitable Resignation Letter); and

     3. Such UCC-3 Financing Statement amendments, listing the Companies as debtors and the Administrative Agent on behalf of the Lenders as secured party, and assigning the right, title and interest of the Companies in such Servicing Contracts, Master Servicing Contracts and rights therein and thereunder, as the Administrative Agent may deem necessary.



C. FOR A TRANCHE D LOAN (DEF COLLATERAL), THE FOLLOWING DOCUMENTS FOR EACH CONSTRUCTION LOAN BEING FUNDED THEREWITH:


     9. The original executed promissory note relating to the Construction Loan, which promissory note shall be duly endorsed in blank and assigned in blank without recourse by the Companies;

    10. A copy of the original executed mortgage or deed of trust relating to the Construction Loan, certified by the Companies, or the title company or closing attorney which closed the Construction Loan, to be a true copy of such original mortgage or deed of trust;

     11. An original executed and recordable but unrecorded assignment of the mortgage or deed of trust relating to the Construction Loan (unless the Administrative Agent determines that under applicable State law the assignment should be recorded in order to adequately protect its interest, in which case the assignment shall be recorded by the Companies in the name of the Administrative Agent and a certified true copy thereof shall be provided to the Collateral Agent);

     12. A certificate of the Companies with regard to such Construction Loan certifying that no single-family tract home to be constructed with the proceeds thereof has a sales price or construction cost in excess of $850,000 (unless such requirement is specifically waived with respect to any single-family tract home by the Administrative Agent).

     13. A Daily Trial Balance Report showing the current principal balance outstanding under the note.


D. FOR A TRANCHE E LOAN (DEF COLLATERAL), THE FOLLOWING DOCUMENTS FOR EACH SERVICING LOAN BEING FUNDED THEREWITH:

     14. The original executed promissory note relating to the Servicing Loan, made by the applicable sub-borrower as obligor and payable to the order of the Companies, which promissory note shall be duly endorsed in blank and assigned in blank without recourse by the Companies;

     15. A copy of the credit and security agreement between the Companies and the applicable sub-borrower relating to such Servicing Loan;

     16. UCC-3 financing statements listing the Companies as debtors and the Administrative Agent on behalf of the Lenders as secured party, and assigning the right, title and interest of the Companies in the servicing contracts and rights therein and thereunder which have been pledged by the applicable sub-borrower to the Companies as security for such Servicing Loan; and

     4. A copy, certified by an Authorized Officers of the Companies, of all UCC-1 financing statements listing the applicable sub-borrower as debtor and the Companies as secured party, signed by the sub-borrower and covering the servicing contracts and rights therein described in the credit and security agreement.

E. FOR A TRANCHE F LOAN (DEF COLLATERAL), THE FOLLOWING DOCUMENTS FOR EACH FORECLOSURE/REPURCHASE LOAN BEING FINANCED THEREWITH:


     17. The original executed promissory note relating to the Foreclosure/Repurchase Loan, made by the applicable sub-borrower as obligor and payable to the order of the Companies, which promissory note shall be duly endorsed in blank and assigned in blank without recourse by the Companies;

     18. A copy of the credit and security agreement between the Companies and the applicable sub-borrower relating to such Foreclosure/Repurchase Loan; and

     19. With respect to each Mortgage Loan being purchased with the proceeds of such Foreclosure/Repurchase Loan:

          A. An original fully completed Delivery Certificate (as defined in the Security Agreement);

          B. The original executed promissory note relating to the Mortgage Loan (properly endorsed or assigned through all intervening holders thereof to the Companies), which promissory note shall be duly endorsed in blank and assigned in blank without recourse by the Companies or by the applicable sub-borrower; and

          C. An original and recordable but unrecorded assignment of the mortgage or deed of trust relating to the Mortgage Loan (unless the Administrative Agent determines that under applicable State law the assignment should be recorded in order to adequately protect its interest, in which case the assignment shall be recorded by the Companies in the name of the Administrative Agent and a certified true copy thereof shall be provided to the Collateral Agent), together with the original or a duly certified copy of a proper assignment or assignments of the mortgage or deed of trust from the original holder through any subsequent transferees to the Companies, duly recorded if local requirements in the jurisdiction in which the Property is located required the recordation of such assignment or assignments.

                                                     EXHIBIT 3A
                                                     ----------
                                                    TO SECURITY
                                                    -----------
                                                        AGREEMENT
                                                        ---------


                    Form of Mortgage Loan Schedule (A/B Collateral)
                    -----------------------------------------------

The delivery schedule for each Mortgage Loan and the monthly report to be provided under the Security Agreement will contain the following information:

DELIVERY INFORMATION
--------------------

     1.   Loan Number
     2. Identify that this Loan is being pledged to First Union National Bank of North Carolina, as Agent
     3.   The scheduled principal balance
     4.   Name of Mortgagor
     5.   Paid to Date
     6.   Current Coupon
     7.   Remaining Term
     8.   Date on Promissory Note
     9.    Whether Loan is a Construction-to-Permanent Loan

MONTHLY INFORMATION
-------------------

     1.    Loan Number
     2.    Scheduled principal balance
     3.    Remaining Term
     4.    Paid to Date
     5.    Current Coupon


Each Mortgage Loan Schedule will be accompanied by the following transmittal certification from the Companies.:

Pursuant to the terms of the Facility I or Facility II Credit Agreement dated as of May 30, 1995, as amended or modified from time to time ("Agreement"), the following documents (the "Required Documents") are being sent to you with respect to each Mortgage Loan covered hereby:

( ) Executed Original Note, endorsed in blank (and including all intervening endorsements necessary to establish chain of title in the applicable Company)

( ) Executed assignment of mortgage or deed of trust in blank (and any intervening assignments - if original intervening assignments are unavailable, then provide copies certified by the Companies)

( ) If the Mortgage Loan is a Construction-to-Permanent Loan, a Daily Trial Balance Report certified as true and correct by an Authorized Officer

( ) An original or copy of the Consolidation and Modification Agreement, if applicable


ACKNOWLEDGMENT:

All Representations and Warranties set forth in the Agreement are true and correct. No default or event of default exists on the date hereof.



CERTIFICATE:

The Companies have in their possession appropriate copies or originals, as the case may be, of all other documents relating to this Mortgage Loan and hold same in trust for the benefit of the Administrative Agent and the Lenders as set forth in the Agreement or in the Security Agreement referred to therein.

                              [NAME OF COMPANY]

                              By:_____________________
                              Name:___________________
                              Title:__________________
                              Date:___________________

                                                            EXHIBIT 3B
                                                            ----------
                                                           TO SECURITY
                                                           -----------
                                                             AGREEMENT
                                                             ---------


                       Form of DEF Schedule (DEF Collateral)
                       -------------------------------------


The delivery certificate for each Construction Loan, Servicing Loan or Foreclosure/Repurchase Loan and the monthly report to be provided under the Custodial Agreement will contain the following information:

DELIVERY INFORMATION
--------------------

     1.    Loan Number
     2.    The scheduled principal balance
     3.    Name of Obligor
     4.    Paid to Date
     5.    Note Amount

MONTHLY INFORMATION
-------------------

     1.    Loan Number
     2.    Scheduled principal balance
     3.    Paid to Date

Each DEF Schedule will be accompanied by the following transmittal certification from the Companies.:

Pursuant to the terms of the Facility II Credit Agreement dated as of May 30, 1995, as amended or modified from time to time ("Agreement"), the following documents (the "Required Documents") are being sent to you with respect to each Construction Loan, Servicing Loan or Foreclosure/Repurchase Loan covered hereby:

Tranche D
---------

( ) Executed original note, endorsed in blank (and including all intervening endorsements necessary to establish chain into the applicable Company)

( )  Copy of executed original mortgage or deed of trust

( ) Executed assignment of mortgage or deed of trust (and any intervening assignments - if original intervening assignments are unavailable, then provide copies certified by the Companies)

( ) Companies' certification that no home being constructed with proceeds of such Construction Loan has a sales price or construction cost in excess of $850,000 unless waived in writing by Administrative Agent (and, if applicable, a copy of such waiver)

( ) A Daily Trial Balance Report certified as true and correct by an Authorized Officer


Tranche E
---------

( ) Executed original note, endorsed in blank (and including all intervening endorsements necessary to establish chain into the applicable Company)

( ) Copy of credit and security agreement between the applicable Company and the applicable sub-borrower

( )  Copy of UCC-1 financing statements from sub-borrower to the applicable
     Company

( ) UCC-3 Assignment duly executed by the applicable Company assigning to Administrative Agent the applicable Company's security interest in the servicing contracts and rights pledged by the sub-borrower to such Company


Tranche F
---------

( ) Executed original note, endorsed in blank (and including all intervening endorsements necessary to establish chain into the applicable Company

( ) Copy of credit and security agreement between the applicable Company and the applicable sub-borrower

( ) For each Mortgage Loan being acquired with the proceeds of a Foreclosure/Repurchase Loan, a Mortgage Loan Schedule containing the information and each document described on Exhibit 3A, except that the last endorsement and assignment of mortgage (before the ones in blank) may be to the sub-borrower rather than to the Companies.

ACKNOWLEDGMENT:

All Representations and Warranties set forth in the Agreement are true and correct. No default or event of default exists on the date hereof.


CERTIFICATE:

The Companies have in their possession appropriate copies or originals, as the case may be, of all other documents relating to this Construction Loan, Servicing Loan or Foreclosure/Repurchase Loan and hold same in trust for the benefit of the Administrative Agent and the Lenders as set forth in the Agreement or in the Security Agreement referred to therein.

                                          [NAME OF COMPANY]

                                            By:____________________
                                            Name:__________________
                                            Title:_________________
                                            Date:__________________

                                                         EXHIBIT 4
                                                         ---------
                                                       TO SECURITY
                                                        -----------
                                                         AGREEMENT
                                                          ---------


                                 Form of Waiver
                                 --------------


TO:     Bankers Trust Company of California, N.A.,as Collateral
        Agent

FROM    First Union National Bank of North Carolina, as Administrative Agent

DATE:     _____________________________


     Pursuant to Paragraph 3(c) of the Security and Collateral Agency Agreement dated as of May 30, 1995, as amended or modified from time to time (the "Security Agreement"), the undersigned, acting in its capacity as Administrative Agent under and pursuant to (i) that certain Facility II Credit Agreement dated as of May 30, 1995, as amended or modified from time to time (the "Facility II Agreement," all capitalized terms used and not defined herein having the meanings given to such terms therein), and (ii) that certain Facility I Credit Agreement dated as of May 30, 1995, as amended or modified from time to time (the "Facility I Agreement" and, together with the Facility II Agreement, the "Credit Agreements"), hereby informs you that:

(Check as applicable)

______ The undersigned Administrative Agent has waived the nonconformity of the following Mortgage Loan(s) with respect to the eligibility requirements for "Eligible A/B Mortgage Loans" contained in the Credit
          Agreements:

          Mortgage Loan No.: _____________________

          Mortgagor's Name: ______________________

          (Attach schedule containing additional Mortgage Loan(s),     if any)

          Upon the delivery to you of the Required Documents with respect to such Mortgage Loan(s), and assuming that such Mortgage Loan(s) complies with the requirements described in Paragraph 6(b) of the Security Agreement, you are hereby authorized to include such Mortgage
          Loan(s) in the computation of the Collateral Value of the Tranche A Borrowing Base or the Tranche B Borrowing Base, as applicable.


______ The undersigned Administrative Agent has waived the nonconformity of the following Construction Loan(s) with respect to the eligibility requirements for "Construction Loans" contained in the Facility II
          Agreement:

          Obligor's Name: ______________________

          (Attach schedule containing additional Construction Loan(s), if any)

          Upon the delivery to you of the Required Documents with respect to such Construction Loan(s), and assuming that such Construction Loan(s) complies with the requirements described in Paragraph 6(c) of the Security Agreement, you are hereby authorized to include such Construction Loan(s) in the computation of the Collateral Value of the Tranche D Borrowing Base.


______ The undersigned Administrative Agent has waived the nonconformity of the following Servicing Loan(s) with respect to the eligibility requirements for "Servicing Loans" contained in the Facility II
          Agreement:

          Obligor's Name: ______________________

          (Attach schedule containing additional Servicing Loan(s), if any)

          Upon the delivery to you of the Required Documents with respect to such Servicing Loan(s), and assuming that such Servicing Loan(s) complies with the requirements described in Paragraph 6(c) of the Security Agreement, you are hereby authorized to include such Servicing Loan(s) in the computation of the Collateral Value of the Tranche E Borrowing Base.

______ The undersigned Administrative Agent has waived the nonconformity of the following Foreclosure/Repurchase Loan(s) with respect to the eligibility requirements for "Foreclosure/Repurchase Loans" contained in the Facility II Agreement:

          Obligor's Name: ______________________

          (Attach schedule containing additional Foreclosure/Repurchase Loan(s), if any)

          Upon the delivery to you of the Required Documents with respect to such Foreclosure/Repurchase Loan(s), and assuming that such Foreclosure/Repurchase Loan(s) complies with the requirements described in Paragraph 6(c) of the Security Agreement, you are hereby authorized to include such Foreclosure/Repurchase Loan(s) in the computation of the Collateral Value of the Tranche F Borrowing Base.



                                          FIRST UNION NATIONAL BANK OF NORTH
                                  CAROLINA,as Administrative Agent


                                                By:__________________
                                                Name:________________
                                                Title:_______________

                                                            SCHEDULE 1
                                                            ----------
                                                            TO SECURITY
                                                            -----------
                                                               AGREEMENT
                                                               ---------


            List of Servicing Contracts and Master Servicing Contracts
            ----------------------------------------------------------